Summary of Components of Inventories (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Summary of the components of inventories
Raw materials	$ 280	$ 276	$ 265
Work in process	237	211	285
Finished goods	728	748	794
Total	1,245	1,235	1,344
Less: allowance for inventory obsolescence	(39)	(36)	(76)
Inventory, net	$ 1,206	$ 1,199	$ 1,268